Exhibit 10.52

                     ALLONGE TO REPLACEMENT PROMISSORY NOTE

     This Allonge made this 25th day of June, 2003, to the Replacement Promissory Note dated December 20, 1996, as amended by Allonge dated January 11, 1999, Allonge dated August 20, 1999, Allonge dated August 4, 2000, Allonge dated July 11, 2001, and Allonge dated September 6, 2002 made by The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust ("Borrower") in favor of Mid Atlantic Medical Services, Inc. ("Lender").

     WHEREAS, Borrower executed and delivered to Lender a Replacement Promissory Note dated December 20, 1996 in the original principal amount of $129,902,500 (the "Original Note").

     WHEREAS, the Original Note was most recently amended by an Allonge on September 6, 2002.

     WHEREAS, under the terms of such Allonge, the principal amount of the Original Note due and owing as of September 6, 2002 was increased to $161,572,572.75.

     WHEREAS, $124,572,572.75 of the principal amount of the Original Note, as amended by such Allonge (the "Amended Note") remains unpaid as of the date hereof.

     WHEREAS, in order to finance the Borrower's purchase of 2,000,000 shares of the Lender's common stock pursuant to the terms of Common Stock Purchase Agreement of even date herewith between the Borrower and Lender, Borrower and Lender wish to increase the principal amount of the Amended Note due and owing from $161,572,572.75 to $226,552,572.75 while leaving all other terms of the Amended Note unamended.

     NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

          (1) The Amended Note is hereby amended by deleting all references to "$161,572,572.75 " and by inserting in lieu thereof "$226,552,572.75."

          (2) The last sentence of the second paragraph of the Amended Note is hereby amended by deleting the date "September 6, 2002" and by inserting in lieu thereof "June 25, 2003."

          (3) Schedule A attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 1.

          (4) Schedule B attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 2.

          (5) Except as expressly amended hereby, the Amended Note shall remain unamended and in full force and effect.



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                                      -2-

     IN WITNESS WHEREOF, this Allonge to Replacement Promissory is made effective as of the 25th day of June, 2003.


Attest: THE BANK OF NEW YORK, not in its individual or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust

________________________    By: /s/  Richard J. Berry
                                     _________________________________

                            Title:   Vice President
                                     _________________________________


Attest:                     MID ATLANTIC MEDICAL SERVICES, INC.

_________________________   By: /s/  Robert E. Foss
                                     _________________________________

                            Title:   Senior Executive Vice President
                                     and Chief Financial Officer
                                     ____________________________________

MAMSI Stock Compensation Trust                                   25-Jun-03

Exhibit 1                                                        25-Jun-03


Trust Year                      Amount

                   2003             13,300,000
                   2004             26,600,000
                   2005             26,600,000
                   2006             26,600,000
                   2007             26,600,000
                   2008             26,600,000
                   2009             26,600,000
                   2010             26,600,000
                   2011             27,052,573

MAMSI Stock Compensation Trust                                    25-Jun-03

Exhibit 2

                                  Interest
     Pay Date        Year          Amount
-------------------------------------------------
       7/15       2003                 3,113,474
      10/15                            4,531,051
       1/15       2004                 4,401,007
       4/15                            4,265,051
       7/15                            4,135,007
      10/15                            3,999,051
       1/15       2005                 3,869,007
       4/15                            3,733,051
       7/15                            3,603,007
      10/15                            3,467,051
       1/15       2006                 3,337,007
       4/15                            3,201,051
       7/15                            3,071,007
      10/15                            2,935,051
       1/15       2007                 2,805,007
       4/15                            2,669,051
       7/15                            2,539,007
      10/15                            2,403,051
       1/15       2008                 2,273,007
       4/15                            2,137,051
       7/15                            2,007,007
      10/15                            1,871,051
       1/15       2009                 1,741,007
       4/15                            1,605,051
       7/15                            1,475,007
      10/15                            1,339,051
       1/15       2010                 1,209,007
       4/15                            1,073,051
       7/15                              943,007
      10/15                              807,051
       1/15       2011                   677,007
       4/15                              541,051
       7/15                              411,007
       8/26                              125,301
                            ---------------------
                                      82,311,703
                            =====================